Taxation	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Taxation
Note 9: Taxation
The components of tax expense for 2021 and 2020 are as follows:

	Year ended December 31,

	2021	2020
Current tax expense	945	302
Deferred tax expense (benefit)	662	(231)
Total tax expense	1,607	71

Taxes on items recognized in “Other comprehensive (loss) income” or directly in equity in 2021 and 2020 are as follows:

	Year ended December 31,

	2021	2020
Included in Other comprehensive (loss) income
Deferred tax expense on remeasurement on defined benefit pension plans	58	17
Deferred tax (benefit) expense on share of other comprehensive (loss) income in equity method investments	(23)	36
Included in Equity
Deferred tax benefit on share-based payments	(21)	(3)
Current tax benefit on share-based payments	(18)	(11)
Items affecting tax expense for 2021 and 2020
The year ended December 31, 2021 included $1,497
million of tax expense related to the Company’s earnings in equity method investments, virtually all of which relates to the Company’s investment in LSEG, including the gain on sale.
In the year ended December 31, 2020, the Company recorded $138 million of tax benefits to recognize deferred tax assets that arose in prior years in various subsidiaries outside the U.S. The deferred tax assets recognized were almost entirely related to tax losses and other tax attributes in subsidiaries that have experienced improved profitability during 2020 and that projected future taxable profits sufficient to utilize these deferred tax assets. These tax losses and other tax attributes can be carried forward indefinitely.
Below is a reconciliation of income taxes calculated at the Canadian corporate tax rate of 26.5% to the tax expense for 2021 and
2020
:

	Year ended December 31,

	2021	2020
Income before tax	7,294	1,220
Income before tax multiplied by the standard rate of Canadian corporate tax of 26.5%	1,933	323
Effects of:
Income taxes recorded at rates different from the Canadian tax rate	(335)	(167)
Tax losses for which no benefit is recognized	21	1
Net (non-taxable) non-deductible foreign exchange and other gains and losses	(3)	6
Tax on revers al of statutory intercompany investment values (1)	34	905
Recognition of tax losses that arose in prior years due to changes in statutory intercompany investment values (1)	(34)	(905)
Provision for uncertain tax positions	5	10
Recognition of tax losses that arose in prior years	(3)	(138)
U.S. base erosion minimum tax	-	43
Impact of tax law changes	(17)	-
Research and development credits	(10)	(12)
Other adjustments related to prior years	11	(6)
Withholding taxes	8	6
Other differences	(3)	5
Total tax expense	1,607	71
(1) In 2020, a
non-U.S.
subsidiary reversed impairment charges related to intercompany investments. These impairments had been previously recorded for statutory purposes and created tax losses that the Company did not recognize as deferred tax assets. The reversal of the impairment allowed the Company to recognize the deferred tax asset, because the corresponding tax losses were used to offset the gain from the impairment reversal.

The Company’s 2021 effective income tax rate on earnings from continuing operations was 22.0% (2020 – 5.8%). The effective income tax rate in both years was lower than the Canadian corporate income tax rate due significantly to the lower tax rates and differing tax rules applicable to certain of the Company’s operating and financing subsidiaries outside Canada. The Company’s effective tax rate depends on the laws of numerous countries and the provisions of multiple income tax conventions between various countries in which the Company operates. A 1% increase in the effective income tax rate would have increased 2021 income tax expense and decreased earnings from continuing operations by approximately $73 million.